Income tax (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Income tax [Abstract]
Loss for the year before income taxes	$ (5,198)	$ (36,511)
Statutory rate	27.00%	26.00%
Expected income tax recovery	$ (1,403)	$ (9,493)
Permanent differences and other	(8,163)	8,820
Difference in foreign tax rates	140	(640)
Effect of change in future tax rates	(805)	(433)
Change in valuation allowance	10,231	1,674
Total income tax recovery	$ 0	$ (72)